UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 29, 2010
Teleflex Incorporated
(Exact name of registrant as specified in its charter)

Delaware	1-5353	23-1147939

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

155 South Limerick Road, Limerick, Pennsylvania	19468

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 610-948-5100
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
As previously disclosed, on March 2, 2010, the Company completed the sale of its SSI Surgical Services Inc. business (“SSI”). On March 29, 2010, the Company made certain historical financial information available through the Company’s website that reflects SSI as a discontinued operation for the historical periods presented. SSI was previously reported in the Company’s Medical Segment. The information includes pro forma condensed consolidated statements of income, pro forma consolidated segment results of operations, pro forma condensed consolidated cash flows and amounts attributable to common shareholders pro forma consolidated income from continuing operations, net of tax, and diluted earnings per share.
A copy of such financial information is furnished as Exhibits 99.1, 99.2, 99.3 and 99.4 to this Current Report.
The information furnished pursuant to Item 2.02 of this Current Report, including Exhibits 99.1, 99.2, 99.3 and 99.4 hereto, shall not be considered “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
99.1 Pro Forma Condensed Consolidated Statements of Income to Reflect Discontinued Operations
99.2 Pro Forma Condensed Consolidated Cash Flows to Reflect Discontinued Operations
99.3 Pro Forma Consolidated Segment Results of Operations to Reflect Discontinued Operations
99.4 Amounts Attributable to Common Shareholders Pro Forma Consolidated Income from Continuing Operations, Net of Tax and Diluted Earnings Per Share to Reflect Discontinued Operations

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Teleflex Incorporated
March 29, 2010	By:	Richard A. Meier
		Name:	Richard A. Meier
		Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Pro Forma Condensed Consolidated Statements of Income to Reflect Discontinued Operations

99.2	Pro Forma Condensed Consolidated Cash Flows to Reflect Discontinued Operations

99.3	Pro Forma Consolidated Segment Results of Operations to Reflect Discontinued Operations

99.4	Amounts Attributable to Common Shareholders Pro Forma Consolidated Income from Continuing Operations, Net of Tax and Diluted Earnings Per Share to Reflect Discontinued Operations